CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the CHIEF EXECUTIVE OFFICER of SEI Daily Income Trust (the "Fund"), with respect to the Form N-CSR for the six-month period ended July 31, 2004 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: September 22, 2004


                                             /s/ Edward D. Loughlin
                                             ---------------------------
                                             Edward D. Loughlin